PROSPECTUS                                                      JANUARY 15, 1996
                                THE MENTOR FUNDS
     The Mentor Funds, an open-end management investment company, is offering shares of eight different investment portfolios by this Prospectus: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio (an asset allocation total return fund), Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio (a global growth fund), Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. CERTAIN OF THE PORTFOLIOS MAY USE "LEVERAGE" -- THAT IS, THEY MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS.
     The Mentor Funds provides investors an opportunity to design their own investment programs by investing in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about The Mentor Funds that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference. You can find more detailed information in the January 15, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of The Mentor Funds is P.O. Box 1357, Richmond, Virginia 23286-0109.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
          REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                       PAGE
Expenses Summary.......................................................   3
Financial Highlights...................................................   6
Investment Objectives and Policies.....................................  11
Valuing the Portfolios' Shares.........................................  25
Sales Arrangements.....................................................  25
Distribution Plans (Class B Shares)....................................  29
How To Sell Shares.....................................................  30
How To Exchange Shares.................................................  31
Distributions and Taxes................................................  31
Management.............................................................  32
General................................................................  35
Performance Information................................................  36
APPENDIX...............................................................  37

EXPENSES SUMMARY
     Expenses are one of several factors to consider when investing in a Portfolio. The following tables summarize your maximum transaction costs from investing in each of the Portfolios and expenses each Portfolio expects to incur in the current fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Portfolios over specified periods.

                                                                                         CLASS A     CLASS B
                                                                                         SHARES      SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)(1)
  Mentor Growth Portfolio.............................................................     5.75%     None
  Mentor Capital Growth Portfolio.....................................................     5.75%     None
  Mentor Strategy Portfolio...........................................................     5.75%     None
  Mentor Income and Growth Portfolio..................................................     5.75%     None
  Mentor Perpetual Global Portfolio...................................................     5.75%     None
  Mentor Quality Income Portfolio.....................................................     4.75%     None
  Mentor Municipal Income Portfolio...................................................     4.75%     None
  Mentor Short-Duration Income Portfolio..............................................     1.00%     None
Maximum Sales Charge Imposed on Reinvested Dividends..................................     None      None
Exchange Fee..........................................................................     None      None
Contingent Deferred Sales Charge (as a percentage of
     the lower of the original purchase price or redemption proceeds of shares redeemed)
     Class A Shares (all Portfolios):......................................................None(2)
     Class B Shares(3):

       Growth, Capital Growth, Strategy, Income and       4.0% in the first year, declining to 1.0% in the fifth
          Growth, and Global Portfolios                     year, and eliminated thereafter
       Quality Income, Municipal Income, and              4.0% in the first year, declining to 1.0% in the sixth
          Short-Duration Income Portfolios                  year, and eliminated thereafter

(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that were purchased without an initial sales charge as part of an investment of over $1 million that are redeemed within one year of purchase.
(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to Buy Shares -- Class B Shares."
(4) A CDSC of 1.00% is assessed on Class B shares that are purchased pursuant to certain asset-allocation plans and that are not otherwise subject to the CDSC shown in the table, if those shares are redeemed within one year of purchase. Contact Mentor Distributors, Inc. for more information.
                                       3

         ANNUAL PORTFOLIO OPERATING EXPENSES
         (As a percentage of average net assets)

                                                            INCOME                                          SHORT-
                                    CAPITAL                   AND                   QUALITY    MUNICIPAL   DURATION
                        GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME      INCOME      INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
CLASS A SHARES
Management Fees
(after waiver)(1)...      0.70%       0.80%       0.85%       0.75%       1.10%       0.50%(2)    0.60%      0.40%(2)
12b-1 Fees..........      None        None        None        None        None        None        None       None
Shareholder Service
Fees................      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%      0.25%
Other Expenses
(after waiver)(1)...      0.37%       0.40%       0.37%       0.37%       0.65%       0.30%       0.30%      0.21%
  Total Portfolio
    Operating
    Expenses(1).....      1.32%       1.45%       1.47%       1.37%       2.00%       1.05%       1.15%      0.86%
                                                            INCOME                                          SHORT-
                                    CAPITAL                   AND                   QUALITY    MUNICIPAL   DURATION
                        GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME      INCOME      INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
CLASS B SHARES
Management Fees
(after waiver)(1)...      0.70%       0.80%       0.85%       0.75%       1.10%       0.50%(2)    0.60%      0.40%(2)
12b-1 Fees..........      0.75%       0.75%       0.75%       0.75%       0.75%       0.50%       0.50%      0.30%
Shareholder Service
Fees................      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%      0.25%
Other Expenses
(after waiver)(1)...      0.37%       0.40%       0.37%       0.37%       0.65%       0.30%       0.30%      0.21%
  Total Portfolio
    Operating
    Expenses(1).....      2.07%       2.20%       2.22%       2.12%       2.75%       1.55%       1.65%      1.16%

         (1) The amounts shown in the tables reflect the expenses each of the Portfolios expects to incur during the current fiscal year. If Total Portfolio Operating Expenses of any Portfolio materially exceed the amounts shown above, Mentor Investment Group, Inc. intends to bear the Portfolio's expenses to that extent. Management Fees for the Global Portfolio were reduced during fiscal 1995 by an expense limitation to 1.05% of the Fund's average net assets. For their last fiscal year, the Portfolios' Total Portfolio Operating Expenses were as follows, without giving effect to any expense limitations in effect during the year: Growth Portfolio, Class
             A -- 1.36%, Class B -- 2.08%; Capital Growth Portfolio, Class
             A -- 1.87%, Class B -- 2.56%; Strategy Portfolio, Class A -- 1.65%, Class B -- 2.08%; Income and Growth Portfolio, Class A -- 1.69%, Class B -- 2.43%; Global Portfolio, Class A -- 2.11%, Class
             B -- 2.79%; Quality Income Portfolio, Class A -- 1.36%, Class
             B -- 1.79%; Municipal Income Portfolio, Class Class A -- 1.43%, Class B -- 1.92%; Short-Duration Income Portfolio, Class
             A -- 1.00%, Class B -- 1.70%. For their last fiscal year, the Portfolios' Other Expenses were as follows, without giving effect to any expense limitations in effect during the year: Growth Portfolio, Class A -- 0.41%, Class B -- 0.38%; Capital Growth portfolio, Class A -- 0.82%, Class B -- 0.76%; Strategy Portfolio, Class A -- 0.55%, Class B -- 0.23%; Income and Growth Portfolio, Class A -- 0.69%, Class B -- 0.68%; Global Portfolio, Class
             A -- 0.81%, Class B -- 0.74%; Quality Income Portfolio, Class
             A -- 0.55%, Class B -- 0.49%; Municipal Income Portfolio, Class
             A -- 0.58%, Class B -- 0.57%; Short-Duration Income Portfolio, Class A -- 0.46%, Class B -- 0.65%. Other Expenses for the Short-Duration Income Portfolio reflect the expense limitation described above; in the absence of the limitation, the Portfolio's Other Expenses would be 0.56% for both its Class A and Class B shares, and its Total Portfolio Operating Expenses (without reflecting the waiver of the Management Fees described below) would be 1.31% and 1.61% for its Class A and Class B shares, respectively.
         (2) In order to limit the Portfolios' operating expenses, the investment advisers of each of the Quality Income and Short-Duration Income Portfolios have agreed to limit their compensation until September 30, 1996; in the absence of such limitations, these Portfolios' Management Fees would be 0.60% and 0.50%, respectively, as would have been the case if no expense limitations had been in effect during the last fiscal year.
                                       4

          The tables are provided to help you understand the expenses of investing in each of the Portfolios and your share of the operating expenses of each of the Portfolios. In the case of Class A shares for the Growth, Strategy, and Short-Duration Income Portfolios, "Other expenses" are estimated based on amounts for the 1995 fiscal period.
     EXAMPLES
          You would pay the following expenses on a $1,000 investment, assuming 5% annual return and no redemption at the end of each period:

                                        1 YEAR               3 YEARS               5 YEARS               10 YEARS
                                  CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
Growth Portfolio...............     $70        $21       $  97       $65       $ 126      $ 111      $ 207      $ 240
Capital Growth Portfolio.......      71         22         101        69         132        118        221        253
Strategy Portfolio.............      72         23         101        69         133        119        223        255
Income and Growth Portfolio....      71         22          98        66         128        114        213        245
Global Portfolio...............      77         28         117        85         159        145        277        308
Quality Income Portfolio.......      58         16          79        49         103         84        170        185
Municipal Income Portfolio.....      59         17          82        52         108         90        181        195
Short-Duration Income
  Portfolio....................      19         12          37        37          57         64        115        141

          You would pay the following expenses on a $1,000 investment assuming redemption at the end of each period:

                                  CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
Growth Portfolio...............     $70        $61       $  97       $95       $ 126      $ 121      $ 207      $ 240
Capital Growth Portfolio.......      71         62         101        99         132        128        221        253
Strategy Portfolio.............      72         63         101        99         133        129        223        255
Income and Growth Portfolio....      71         62          98        96         128        124        213        245
Global Portfolio...............      77         68         117       115         159        155        277        308
Quality Income Portfolio.......      58         56          79        79         103         94        170        185
Municipal Income Portfolio.....      59         57          82        82         108        100        181        195
Short-Duration Income
  Portfolio....................      19         52          37        67          57         74        115        141

          THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY VARY.
                                       5

         FINANCIAL HIGHLIGHTS
         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
              The following tables have been audited by KPMG Peat Marwick LLP, The Mentor Funds' independent auditors. Their report dated November 10, 1995 on the Portfolios' financial statements for the period ended September 30, 1995 is included in the Annual Report dated September 30, 1995, which is incorporated by reference. This table should be read in conjunction with each Portfolio's financial statements and notes thereto, which are included in the Statement of Additional Information and which may be obtained free of charge from The Mentor Funds. The Growth, Strategy, and Short-Duration Income Portfolios are successors to the Mentor Growth, Strategy, and Short-Duration Income Funds, each of which was a series of shares of beneficial interest of Mentor Series Trust, a Massachusetts business trust. Each of those Funds offered only one class of shares until June 1995. Until April 12, 1995, Mentor Quality Income Portfolio was known as "Cambridge Government Income Portfolio"; until that time, the Portfolio was required, among other things, to invest at least 65% of its assets in U.S. Government securities.
         CLASS A SHARES

                                                                                                                      MENTOR
                                                                                                                      INCOME
                                                                                                                        AND
                              MENTOR GROWTH                                                       MENTOR STRATEGY     GROWTH
                                PORTFOLIO              MENTOR CAPITAL GROWTH PORTFOLIO               PORTFOLIO        PORTFOLIO
                                 PERIOD          YEAR        YEAR        YEAR         YEAR            PERIOD           YEAR
                                  ENDED          ENDED       ENDED       ENDED        ENDED            ENDED           ENDED
                                9/30/95*        9/30/95     9/30/94     9/30/93     9/30/92**        9/30/95*         9/30/95
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD             $ 13.37        $ 14.88     $ 15.26     $ 14.21     $   14.18         $ 13.45         $ 15.27
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                          (0.01)          0.02        0.09        0.14          0.08              --            0.40
 Net realized and
   unrealized gain (loss)
   on investments                   2.72           2.91       (0.30)       1.02          0.03            1.79            2.14
 Total from investment
   operations                       2.71           2.93       (0.21)       1.16          0.11            1.79            2.54
LESS DISTRIBUTIONS
 Dividends from net
   investment income                  --             --       (0.04)      (0.11)        (0.08)             --           (0.40)
 In excess of net
   investment income                  --             --          --          --            --              --           (0.03)
 Distributions from
   capital gains                      --          (1.79)      (0.13)         --            --              --           (0.25)
 Distributions in excess
   of capital                         --             --          --          --            --              --              --
 Total Distributions                  --          (1.79)      (0.17)      (0.11)        (0.08)             --           (0.68)
NET ASSET VALUE, END OF
 PERIOD                          $ 16.08        $ 16.02     $ 14.88     $ 15.26     $   14.21         $ 15.24         $ 17.13
Total Return                       20.27%         20.18%      (1.37%)      8.21%         0.78%          13.31%          17.24%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)                  $20,368        $29,582     $21,181     $31,360     $  20,864         $10,503         $19,888
Ratio of expenses to
 average net assets                 1.36%(a)       1.87%       1.70%       1.49%         1.14%(a)        1.65%(a)        1.69%
Ratio of expenses to
 average net asset
 excluding waiver                   1.36%(a)       1.87%       1.70%       1.59%         1.43%(a)        1.65%(a)        1.69%
Ratio of net investment
 income
 (loss) to average net
 assets                            (0.65%)(a)      0.27%       0.53%       0.96%         1.54%(a)       (0.06%)(a)       2.53%
Portfolio turnover rate               70%           157%        149%        192%           61%            122%             62%

                                MENTOR INCOME AND                 MENTOR PERPETUAL
                                GROWTH PORTFOLIO                  GLOBAL PORTFOLIO
                               YEAR            YEAR           YEAR            YEAR
                              ENDED           ENDED           ENDED           ENDED
                             9/30/94        9/30/93***       9/30/95       9/30/94****
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD         $  14.88        $  14.14        $  14.23        $ 14.18
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.31            0.09            0.05          (0.01)
 Net realized and
   unrealized gain (loss)
   on investments                0.64            0.73            1.60           0.06
 Total from investment
   operations                    0.95            0.82            1.65           0.05
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.30)          (0.08)             --             --
 In excess of net
   investment income               --              --              --             --
 Distributions from
   capital gains                (0.26)             --              --             --
 Distributions in excess
   of capital                      --              --              --             --
 Total Distributions            (0.56)          (0.08)             --             --
NET ASSET VALUE, END OF
 PERIOD                      $  15.27        $  14.88        $  15.88        $ 14.23
Total Return                     6.54%           5.54%          11.60%          0.35%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)              $ 17,773        $  9,849        $  6,854        $ 8,882
Ratio of expenses to
 average net assets              1.75%           1.56%(a)        2.06%          2.09%(a)
Ratio of expenses to
 average net asset
 excluding waiver                1.75%           1.94%(a)        2.11%          3.18%(a)
Ratio of net investment
 income
 (loss) to average net
 assets                          2.20%           2.35%(a)        0.26%         (0.10%)(a)
Portfolio turnover rate            78%             13%            155%             2%

         *    For the period from June 5, 1995 to September 30, 1995.
         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
         *** Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
         **** Reflects operations for the period from March 29, 1994
              (commencement of operations) to September 30, 1994.
          (a) Annualized.
                                       6

                                                                                    MENTOR
                                                                                SHORT-DURATION
                                                                                    INCOME          MENTOR MUNICIPAL
                                     MENTOR QUALITY INCOME PORTFOLIO              PORTFOLIO         INCOME PORTFOLIO
                               YEAR        YEAR        YEAR         YEAR            PERIOD          YEAR        YEAR
                               ENDED       ENDED       ENDED        ENDED           ENDED           ENDED       ENDED
                              9/30/95     9/30/94     9/30/93     9/30/92**        9/30/95*        9/30/95     9/30/94
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 12.75     $ 14.04     $ 14.39     $   14.30         $12.74         $ 14.42     $ 16.05
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.84        0.84        1.06          0.44           0.22            0.81        0.82
 Net realized and
   unrealized gain (loss)
   on investments                0.61       (1.30)      (0.31)         0.09         (0.03)            0.51       (1.54)
 Total from investment
   operations                    1.45       (0.46)       0.75          0.53           0.19            1.32       (0.72)
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.85)      (0.83)      (1.06)        (0.44)        (0.22)           (0.82)      (0.81)
 In excess of net
   investment income            (0.06)         --       (0.04)           --         (0.03)              --          --
 Distributions from
   capital gains                   --          --          --            --             --              --       (0.10)
 Distributions in excess
   of capital                      --          --          --            --             --              --          --
 Total Distributions            (0.91)      (0.83)      (1.10)        (0.44)        (0.25)           (0.82)      (0.91)
NET ASSET VALUE, END OF
 PERIOD                       $ 13.29     $ 12.75     $ 14.04     $   14.39         $12.68         $ 14.92     $ 14.42
Total Return                    11.82%      (3.39%)      5.41%         3.37%          1.51%           9.46%      (4.83%)
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)               $24,472     $30,142     $47,780     $  36,740         $1,002         $20,460     $25,056
Ratio of expenses to
 average net assets              1.32%       1.38%       1.04%         0.36%(a)       0.71%(a)        1.43%       1.24%
Ratio of expenses to
 average net asset
 excluding waiver                1.36%       1.39%       1.22%         1.21%(a)       1.00%(a)        1.43%       1.33%
Ratio of net investment
 income
 (loss) to average net
 assets                          6.73%       6.33%       7.31%         8.00%(a)       4.10%(a)        5.56%       5.43%
Portfolio turnover rate           368%        455%        102%            9%           126%             43%         87%
                                MENTOR MUNICIPAL
                                INCOME PORTFOLIO
                               YEAR          YEAR
                              ENDED          ENDED
                             9/30/93       9/30/92**
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE,
 BEGINNING OF PERIOD         $  14.76      $   14.29
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.92           0.32
 Net realized and
   unrealized gain (loss)
   on investments                1.32           0.47
 Total from investment
   operations                    2.24           0.79
LESS DISTRIBUTIONS
 Dividends from net
   investment income            (0.92)         (0.32)
 In excess of net
   investment income            (0.03)            --
 Distributions from
   capital gains                   --             --
 Distributions in excess
   of capital                      --             --
 Total Distributions            (0.95)         (0.32)
NET ASSET VALUE, END OF
 PERIOD                      $  16.05      $   14.76
Total Return                    16.00%          5.34%
Ratios/Supplemental Data
Net assets, end of period
 (in thousands)              $ 29,245      $  18,801
Ratio of expenses to
 average net assets              0.71%          0.00%(a)
Ratio of expenses to
 average net asset
 excluding waiver                1.39%          1.26%(a)
Ratio of net investment
 income
 (loss) to average net
 assets                          5.92%          6.21%(a)
Portfolio turnover rate            88%             0%

         *  For the period from June 16, 1995 to September 30, 1995.
         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
          (a) Annualized.
                                       7

         CLASS B SHARES

                                                                    MENTOR GROWTH PORTFOLIO
                               PERIOD        YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                               ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                              9/30/95*     12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $  12.15     $  13.78     $  12.81     $  12.16     $   8.37     $   9.63     $   8.54     $   7.45
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        (0.13)       (0.15)       (0.08)       (0.06)       (0.09)        0.02         0.13         0.01
 Net realized and
   unrealized gain (loss)
   on investments                 4.03        (0.47)        2.07         1.94         4.30       (1.10)         1.35         1.24
 Total from investment
   operations                     3.90        (0.62)        1.99         1.88         4.21       (1.08)         1.48         1.25
LESS DISTRIBUTIONS
 Dividends from net
   investment income                --           --           --           --           --       (0.05)        (0.12)      (0.01)
 Distributions in excess
   of net investment
   income                           --           --           --           --           --           --           --           --
 Distributions from
   capital gains                    --        (1.00)       (1.02)       (1.23)       (0.42)      (0.13)        (0.27)      (0.15)
 Distributions in excess
   of capital gains                 --        (0.01)          --           --           --           --           --           --
 Total Distributions                --        (1.01)       (1.02)       (1.23)       (0.42)      (0.18)        (0.39)      (0.16)
NET ASSET VALUE, END OF
  PERIOD                      $  16.05     $  12.15     $  13.78     $  12.81     $  12.16     $   8.37     $   9.63     $   8.54
Total Return                     32.10%       (4.48%)      15.60%       15.46%       50.30%      (11.21%)      17.33%       16.78%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $246,326     $190,126     $186,978     $136,053     $108,719     $ 83,540     $107,315     $ 96,425
Ratio of expenses to
  average
  net assets                      2.08%(a)     2.01%        2.02%        2.05%        2.17%        2.25%        2.24%        2.19%
Ratio of expenses to
  average net asset
  excluding waiver                2.08%(a)     2.01%        2.02%        2.05%        2.17%        2.25%          --           --
Ratio of net investment
  income
  (loss) to average net
  assets                         (1.20%)(a)    (1.20%)     (1.12%)      (0.76%)      (0.80%)       0.26%        1.36%        0.16%
Portfolio turnover rate             70%          77%          64%          50%          40%          50%          26%          31%
                                   MENTOR GROWTH PORTFOLIO
                              NINE
                              MOS.         YEAR          PERIOD
                             ENDED        ENDED       4/16/85** TO
                            12/31/87     3/31/87        3/31/86
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $   9.91     $   9.34       $   6.67
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                     (0.01)        (0.01)        (0.03)
 Net realized and
   unrealized gain (loss)
   on investments             (2.32)         0.92           2.70
 Total from investment
   operations                 (2.33)         0.91           2.67
LESS DISTRIBUTIONS
 Dividends from net
   investment income              --           --             --
 Distributions in excess
   of net investment
   income                         --           --             --
 Distributions from
   capital gains              (0.13)        (0.34)            --
 Distributions in excess
   of capital gains               --           --             --
 Total Distributions          (0.13)        (0.34)            --
NET ASSET VALUE, END OF
  PERIOD                    $   7.45         9.91       $   9.34
Total Return                  (23.47%)       9.74%         41.77%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $ 92,763     $113,317       $ 63,767
Ratio of expenses to
  average
  net assets                    2.18%(a)     2.16%          2.43%(a)
Ratio of expenses to
  average net asset
  excluding waiver                --           --             --
Ratio of net investment
  income
  (loss) to average net
  assets                       (0.19%)(a)    (0.18%)       (0.53%)(a)
Portfolio turnover rate           33%          34%            35%

         * For the period from January 1, 1995 to September 30, 1995. ** Reflects operations for the period from April 29, 1992
             (commencement of operations) to September 30, 1992.
          (a) Annualized.
                                       8

                                                                                                                          MENTOR
                                                                                                                          INCOME
                                                                                                                            AND
                                                                                                                          GROWTH
                                     MENTOR CAPITAL GROWTH PORTFOLIO                  MENTOR STRATEGY PORTFOLIO           PORTFOLIO
                               YEAR        YEAR        YEAR         YEAR         PERIOD        YEAR          YEAR          YEAR
                               ENDED       ENDED       ENDED        ENDED        ENDED        ENDED          ENDED         ENDED
                              9/30/95     9/30/94     9/30/93     9/30/92**     9/30/95*     12/31/94     12/31/93***     9/30/95
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 14.80     $ 15.23     $ 14.22      $ 14.18      $  12.24     $  12.70      $   12.50      $ 15.28
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                        0.25       (0.04)       0.05         0.46            --       (0.06)             --         0.28
 Net realized and
   unrealized gain (loss)
   on investments                2.53       (0.26)       1.02         0.04          2.97       (0.40)           0.20         2.14
 Total from investment
   operations                    2.78       (0.30)       1.07         0.50          2.97       (0.46)           0.20         2.42
LESS DISTRIBUTIONS
 Dividends from net
   investment income               --          --       (0.05)       (0.46)           --           --             --       (0.28)
 In excess of net
   investment income               --          --       (0.01)          --            --           --             --       (0.03)
 Distributions from
   capital gains                (1.79)      (0.13)         --           --            --           --             --       (0.25)
 Distributions in excess
   of capital gains                --          --          --           --            --           --             --           --
 Total Distributions            (1.79)      (0.13)      (0.06)       (0.46)           --           --             --       (0.56)
NET ASSET VALUE, END OF
  PERIOD                      $ 15.79     $ 14.80     $ 15.23      $ 14.22      $  15.21     $  12.24      $   12.70      $ 17.14
Total Return                    19.26%      (2.00%)      7.52%        0.61%        24.26%       (3.61%)         1.60%       16.32%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $57,648     $41,106     $57,030      $25,468      $224,643     $179,274      $ 122,177      $46,678
Ratio of expenses to
  average
  net assets                     2.56%       2.46%       2.24%        1.86%(a)      2.08%(a)     2.19%          2.06%(a)     2.43%
Ratio of expenses to
  average
  net asset excluding
  waiver                         2.56%       2.46%       2.34%        2.16%(a)      2.08%(a)     2.19%          2.06%(a)     2.43%
Ratio of net investment
  income
  to average net assets         (0.41%)     (0.22%)      0.21%        0.83%(a)      0.25%(a)    (0.54%)         0.08%(a)     1.78%
Portfolio turnover rate           157%        149%        192%          61%          122%         143%             0%          62%
                             MENTOR INCOME AND
                              GROWTH PORTFOLIO
                             YEAR          YEAR
                             ENDED         ENDED
                            9/30/94     9/30/93****
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $ 14.91       $ 14.14
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                      0.21          0.05
 Net realized and
   unrealized gain (loss)
   on investments              0.61          0.77
 Total from investment
   operations                  0.82          0.82
LESS DISTRIBUTIONS
 Dividends from net
   investment income         (0.19)         (0.05)
 In excess of net
   investment income             --            --
 Distributions from
   capital gains             (0.26)            --
 Distributions in excess
   of capital gains              --            --
 Total Distributions         (0.45)         (0.05)
NET ASSET VALUE, END OF
  PERIOD                    $ 15.28       $ 14.91
Total Return                   5.66%         5.54%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $43,219       $18,127
Ratio of expenses to
  average
  net assets                   2.44%         2.31%(a)
Ratio of expenses to
  average
  net asset excluding
  waiver                       2.44%         2.69%(a)
Ratio of net investment
  income
  to average net assets        1.51%         1.60%(a)
Portfolio turnover rate          78%           13%

         *    For the period from January 1, 1995 to September 30, 1995.
         **   Reflects operations for the period from April 29, 1992
              (commencement of operations) to September 30, 1992.
         ***  Reflects operations for the period of October 29, 1993
              (commencement of operations) to December 31, 1993.
         **** Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
          (a) Annualized.
                                       9

                                                                                                                MENTOR
                                                                                                                SHORT
                                                                                                               DURATION
                                  MENTOR PERPETUAL                                                              INCOME
                                  GLOBAL PORTFOLIO                 MENTOR QUALITY INCOME PORTFOLIO             PORTFOLIO
                               YEAR           YEAR           YEAR        YEAR        PERIOD        YEAR          YEAR
                               ENDED          ENDED          ENDED       ENDED       ENDED         ENDED        ENDED
                              9/30/95      9/30/94****      9/30/95     9/30/94     9/30/93      9/30/92**     9/30/95*
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 14.15        $ 14.18        $ 12.76     $ 14.06     $  14.40      $ 14.30      $  12.18
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                       (0.05)         (0.04)          0.79        0.82         0.99         0.41          0.59
 Net realized and
   unrealized gain (loss)
   on investments                1.57           0.01           0.61       (1.37)       (0.31)        0.10          0.52
 Total from investment
   operations                    1.52          (0.03)          1.40       (0.55)        0.68         0.51          1.11
LESS DISTRIBUTIONS
 Dividends from net
   investment income               --             --          (0.79)      (0.75)       (0.99)       (0.41)        (0.59)
 In excess of net
   investment income               --             --          (0.06)         --        (0.03)          --         (0.03)
 Distributions from
   capital gains                   --             --             --          --           --           --            --
 Distributions in excess
   of
   capital gains                   --             --             --          --           --           --            --
 Total Distributions               --             --          (0.85)      (0.75)       (1.02)       (0.41)        (0.62)
NET ASSET VALUE, END OF
  PERIOD                      $ 15.67        $ 14.15        $ 13.31     $ 12.76     $  14.06      $ 14.40      $  12.67
Total Return                    10.74%         (0.21%)        11.33%      (3.97%)       4.86%        3.24%         9.22%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $12,667        $ 7,987        $62,155     $77,888     $127,346      $65,661      $ 19,871
Ratio of expenses to
  average
  net assets                     2.72%          2.79%(a)       1.74%       1.88%        1.54%        0.83%(a)      1.20%(a)
Ratio of expenses to
  average net asset
  excluding waiver               2.79%          3.93%(a)       1.79%       1.90%        1.72%        1.67%(a)      1.70%(a)
Ratio of net investment
  income
  (loss) to average net
  assets                        (0.40%)        (0.82%)         6.24%       6.21%        6.81%        7.53%(a)      5.04%(a)
Portfolio turnover rate           155%             2%           368%        455%         102%           9%          126%
                               MENTOR
                               SHORT
                              DURATION
                               INCOME
                             PORTFOLIO             MENTOR MUNICIPAL INCOME PORTFOLIO
                                YEAR           YEAR        YEAR        YEAR         YEAR
                                ENDED          ENDED       ENDED       ENDED        ENDED
                             12/31/94***      9/30/95     9/30/94     9/30/93     9/30/92**
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $ 12.50        $ 14.43     $ 16.06     $ 14.78      $ 14.29
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                         0.41           0.74        0.74        0.82         0.29
 Net realized and
   unrealized gain (loss)
   on investments                (0.29)          0.52      (1.54)        1.32         0.49
 Total from investment
   operations                     0.12           1.26      (0.80)        2.14         0.78
LESS DISTRIBUTIONS
 Dividends from net
   investment income             (0.41)         (0.74)     (0.73)      (0.82)        (0.29)
 In excess of net
   investment income             (0.03)            --          --      (0.04)           --
 Distributions from
   capital gains                    --             --      (0.10)          --           --
 Distributions in excess
   of
   capital gains                    --             --          --          --
 Total Distributions             (0.44)         (0.74)     (0.83)      (0.86)        (0.29)
NET ASSET VALUE, END OF
  PERIOD                       $ 12.18        $ 14.95     $ 14.43     $ 16.06      $ 14.78
Total Return                      0.95%          9.01%      (5.34%)     15.27%        5.28%
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)               $17,144        $39,493     $46,157     $50,976      $24,265
Ratio of expenses to
  average
  net assets                      1.29%(a)       1.92%       1.74%       1.21         0.50%(a)
Ratio of expenses to
  average net asset
  excluding waiver                1.29%(a)       1.92%       1.86%       1.89%        1.76%(a)
Ratio of net investment
  income
  (loss) to average net
  assets                          4.90%(a)       5.07%       4.93%       5.42%        5.80%(a)
Portfolio turnover rate            166%            43%         87%         88%           0%

         *    For the period from January 1, 1995 to September 30, 1995.
         ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
         *** Reflects operations for the period of April 29, 1994 (commencement of operations) to December 31, 1993.
         **** Reflects operations for the period from May 24, 1994 (commencement of operations) to September 30, 1994.
          (a) Annualized.
                                       10

INVESTMENT OBJECTIVES AND POLICIES
     The Mentor Funds is offering by this Prospectus shares of eight Portfolios with differing investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment policies described herein are not fundamental and may be changed by approval of the Trustees without shareholder approval.
     Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.
MENTOR GROWTH PORTFOLIO
INVESTMENT ADVISER: CHARTER ASSET MANAGEMENT, INC. ("CHARTER")
     The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.
     The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Charter, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Charter is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Charter believes that such investments may offer better than average potential for long-term capital growth.
     Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.
                                       11

MENTOR CAPITAL GROWTH PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC. ("COMMONWEALTH ADVISORS")
     The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Commonwealth Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.
     The Portfolio invests primarily in common stocks of companies believed by Commonwealth Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures and any other class or type of security Commonwealth Advisors believes offers the potential for capital appreciation. In selecting investments, Commonwealth Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to change in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.
MENTOR STRATEGY PORTFOLIO
INVESTMENT ADVISER: WELLESLEY ADVISORS, INC. ("WELLESLEY")
     The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Wellesley actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).
     Wellesley believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Wellesley may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Wellesley believes that the potential for total return in the bond market is greater than that in the equity market. Wellesley might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Wellesley attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Wellesley to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices -- Foreign Securities" for a description of risks associated with investments in such securities.
     Within the equity sector, Wellesley actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.
                                       12

     Within the fixed-income sector, Wellesley seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment-grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Wellesley to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.
     The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.
MENTOR INCOME AND GROWTH PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.
SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY ("WELLINGTON")
     The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.
     Wellington will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.
     The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington will attempt to identify securities of out-of-favor companies which Wellington believes are undervalued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington's fundamental research and security valuations.
     Within the fixed-income asset class, Wellington seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if
                                       13
unrated, are deemed by Wellington to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.
     The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.
MENTOR PERPETUAL GLOBAL PORTFOLIO
INVESTMENT ADVISER: MENTOR PERPETUAL ADVISORS, L.L.C. ("MENTOR PERPETUAL")
     The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.
     It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.
     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices -- Foreign securities."
     Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in
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limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.
     Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investmentgrade securities or those of equivalent quality as determined by Perpetual. The Portfolio may invest up to 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated
D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.
MENTOR QUALITY INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.
     The Quality Income Portfolio's investment objective is to seek high current income consistent with what Commonwealth Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.
     Corporate debt obligations and preferred stocks in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Commonwealth Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Commonwealth Advisors to be of comparable quality. A description of securities ratings is contained in the Appendix to this Prospectus.
     Commonwealth Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), which involve certain risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.
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MENTOR MUNICIPAL INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH ADVISORS, INC.
SUB-ADVISER: VAN KAMPEN/AMERICAN CAPITAL MANAGEMENT, INC. ("VAN KAMPEN")
     The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.
     Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.
     Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B-(inclusive) by S&P or between Ba and B3 (inclusive) by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B- by S&P or below B3 by Moody's at the time of purchase. The Portfolio may hold a portion of its assets in cash or money market instruments.
     The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer.
Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.
     There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.
     RISKS OF LOWER-GRADE SECURITIES. Investors should carefully consider the risks of owning shares of a mutual fund which invests in lower-grade securities, commonly known as "junk bonds", before making an investment in
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
the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Lower-grade securities generally involve greater credit risk than higher-grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates, and individual issuer developments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair value of such securities and may not be able to dispose of such securities in a timely manner at a price which reflects the value of such securities. The rating assigned to a security by Moody's or
S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated municipal securities, see the Appendix to this Prospectus.
     Van Kampen seeks to minimize the risks involved in investing in lower-grade securities through diversification and careful investment analysis. However, the amount of information about the financial condition of an issuer of lower-grade municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on Van Kampen's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade municipal securities held by the Portfolio, the valuation of the Portfolio's securities becomes more difficult and the use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which such a market does exist. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established market does exist.
     CONCENTRATION. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in
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
one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.
MENTOR SHORT-DURATION INCOME PORTFOLIO
INVESTMENT ADVISER: COMMONWEALTH INVESTMENT COUNSEL, INC. ("COMMONWEALTH INVESTMENT COUNSEL")
     The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.
     The Portfolio may at times invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below for a description of these securities and risks they may entail. The Portfolio may also invest a substantial portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.
     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.
     There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Commonwealth Investment Counsel will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.
     The Portfolio will invest in investment grade debt securities and preferred stocks and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of A or better.
A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Commonwealth Investment Counsel to be of comparable quality.
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Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A description of securities ratings is contained in the Appendix to this Prospectus.
     The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment
Practices -- Interest rate transactions" below for a description of risks associated with these transactions.
OTHER INVESTMENT PRACTICES
     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional
Information for a more detailed description of these practices and certain risks they may involve.
     MORTGAGE-BACKED SECURITIES; OTHER ASSET-BACKED SECURITIES. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth
Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.
     Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.
     Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to
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increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.
     Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
     Each of the Quality Income, Short-Duration Income, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.
     The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.
     Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.
     A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.
     In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are
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likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.
     ZERO-COUPON BONDS. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.
     PREMIUM SECURITIES. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.
     OPTIONS AND FUTURES. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value.
In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.
     INDEX FUTURES AND OPTIONS. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.
     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly.
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Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.
     Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.
     LEVERAGE. The Short-Duration Income Portfolio may borrow money to invest in additional securities to seek current income. This technique, known as "leverage," increases the Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolio currently intends to use leverage in order to adjust the dollar-weighted average duration of its portfolio. The Portfolio will not always borrow money for investment and the extent to which the Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage (including leverage to the extent employed by the Portfolio through "reverse" repurchase agreements, "dollar-roll" transactions, and forward commitments, described below) that can exist at any one time will not exceed one-third of the value of the Portfolio's total assets.
     SECURITIES LOANS, REPURCHASE AGREEMENTS, FORWARD COMMITMENTS, AND REVERSE REPURCHASE AGREEMENTS. Each Portfolio, other than the Municipal Income
Portfolio, may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may
enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. Each
Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments may increase overall investment exposure and may result in losses.
     DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios, may engage in dollar roll transactions with
                                       22
respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (I.E., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar-roll transactions may increase overall investment exposure and may result in losses.
     FOREIGN SECURITIES. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% and 10%, respectively, of their total assets. Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.
     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.
     The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."
     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").
     A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.
     A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized
                                       23
exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.
     A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.
     Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.
     INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of the portfolio, the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.
     INDEXED SECURITIES. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.
     PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial
                                       24

Highlights." The relatively high portfolio turnover rate for the Quality Income Portfolio during fiscal 1994 was due in substantial part to the implementation of the investment program of Pacific Investment Management Company, which differed from the investment program of the Portfolio's previous sub-adviser. VALUING THE PORTFOLIOS' SHARES
     Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values. The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.
SALES ARRANGEMENTS
     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:
     CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to Buy Shares -- Class A shares."
     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five or six years, depending on the Portfolio. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. See "How to Buy Shares -- Class B shares."
     WHICH ARRANGEMENT IS FOR YOU? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. For more information about these sales arrangements, consult your investment dealer or Mentor Distributors. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another Mentor fund and for shares of Cash Resource U.S. Government Money Market Fund. See "How to Exchange Shares."
HOW TO BUY SHARES
     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $100. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of The Mentor Funds or Mentor Distributors. You can buy Portfolio shares BY COMPLETING THE ENCLOSED NEW ACCOUNT FORM and sending it to Mentor Distributors along with a check or
                                       25
money order made payable to The Mentor Funds, THROUGH YOUR FINANCIAL INSTITUTION, which may be an investment dealer, a bank, or another institution, OR THROUGH AUTOMATIC INVESTING. If you do not have a dealer, Mentor Distributors can refer you to one.
     AUTOMATIC INVESTMENT PLAN. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.
     Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.
     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for the GROWTH, CAPITAL GROWTH, STRATEGY, INCOME AND GROWTH, and GLOBAL PORTFOLIOS are:

                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
Less than $50,000.....................................................        5.75%            5.82%          5.00%
$50,000 but less than $100,000........................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        3.75%            3.90%          3.00%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below )

     The current sales charges for the MUNICIPAL INCOME and QUALITY INCOME PORTFOLIOS are:

                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
Less than $100,000....................................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        4.00%            4.17%          3.25%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below )

* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
                                       26

     Shares of the SHORT-DURATION INCOME PORTFOLIO are sold subject to a sales charge of 1%.
     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. (A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Distributors for more information.) Any of the shares which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares not subject to any charge. Mentor Distributors receives the entire amount of any CDSC you pay.
     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Distributors for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form and in the Statement of Additional Information. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in The Mentor Funds in response to certain promotional activities, and the CDSC may be waived under certain circumstances. See "How to Buy Shares -- General" below.
     Mentor Distributors, the investment advisers, or certain sub-advisers, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolios. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of The Mentor Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.
     CLASS B SHARES. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five or six years of purchase, depending on the Portfolio. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in "How to Buy Shares -- General" below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:

                                              CONTINGENT DEFERRED SALES     CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF     CHARGE AS A PERCENTAGE OF
                                                  APPLICABLE AMOUNT             APPLICABLE AMOUNT
                                              REDEEMED (GROWTH, CAPITAL     REDEEMED (QUALITY INCOME,
                                              GROWTH, STRATEGY, INCOME        MUNICIPAL INCOME, AND
           YEARS SINCE PURCHASE PAYMENT        AND GROWTH, AND GLOBAL        SHORT- DURATION INCOME
                       MADE                          PORTFOLIOS)                   PORTFOLIOS)
                          1                              4.0%                          4.0%
                          2                              4.0%                          4.0%
                          3                              3.0%                          3.0%
                          4                              2.0%                          2.0%
                          5                              1.0%                          1.0%
                          6                              None                          1.0%
                          7+                             None                          None

     No CDSC is imposed upon the redemption of Class B shares purchased pursuant to certain asset-allocation plans and that are not otherwise subject to the CDSC shown above. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Consult Mentor Distributors for more information.
     Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares not subject to any charge. For this purpose, the amount of any increase in a share's value above its initial purchase price is exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the five- or six-year period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Shares."
EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

(Bullet) Proceeds of 50 shares redeemed at $12 per share           $600
(Bullet) Minus proceeds of 10 shares not subject to a CDSC
  because they were acquired through dividend reinvestment (10
  x $12)                                                           -120
(Bullet) Minus appreciation on remaining shares, also not
  subject to CDSC (40 x $2)                                         -80
(Bullet) Amount subject to a CDSC                                  $400

Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.
GENERAL
     A Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by The Mentor Funds' current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, each investment adviser or sub-adviser, and each of their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under a Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors. A Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of
                                       28
shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group, Inc. or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. A Portfolio may sell its Class A shares without a sales charge to shareholders of the mutual funds who invest in The Mentor Funds in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after the purchase). Contact Mentor Distributors.
     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Portfolio at net asset value.
     If you are considering redeeming or exchanging shares of a Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.
     To eliminate the need for safekeeping, The Mentor Funds will not issue certificates for your shares unless you request them. Mentor Distributors may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Portfolios. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.
     Because of the relatively high cost of maintaining accounts, each Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by a Portfolio by increasing his investment in shares of that Portfolio to a value of $500 or more during such 60-day period.
     REINVESTMENT PRIVILEGE. If you redeem Class A or B shares of any Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in any of the Portfolios, there may be tax consequences.
DISTRIBUTION PLANS (CLASS B SHARES)
     Mentor Distributors, Inc., having its principal offices at 901 East Byrd Street, Richmond, Virginia 23219, is the principal distributor for the Portfolios' shares.
     Each of the Portfolios has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (each, a "Class B Plan") providing for payments by the Portfolio to Mentor Distributors from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Class B
                                       29

Plan for such periods as they may determine. Mentor Distributors also receives the proceeds of any CDSC imposed on redemptions of shares.
     Payments under the Plans are intended to compensate Mentor Distributors for services provided and expenses incurred by it as principal underwriter of a Portfolio's Class B shares. Mentor Distributors may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Mentor Distributors. Mentor Distributors may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the relevant Class B Plan, the terms of any agreements between dealers and Mentor Distributors, and any applicable limits imposed by the National Association of Securities Dealers, Inc.
HOW TO SELL SHARES
     You can sell your shares in any Portfolio to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.
     SELLING SHARES DIRECTLY TO A PORTFOLIO. Send a signed letter of instruction or stock power form, along with any certificates that represent shares you want to sell, to The Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. See the Statement of Additional Information for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors, and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, or fiduciary, or surviving joint owner. Contact Mentor Distributors for details.
     SELLING SHARES BY TELEPHONE. You may use Mentor Distributors' Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.
     SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.
                                       30

     The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
     SYSTEMATIC WITHDRAWAL PROGRAM. You may redeem Class A or B shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.
HOW TO EXCHANGE SHARES
     Except as otherwise described below, you can exchange your shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio at net asset value beginning 15 days after purchase. You may also exchange shares of any Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will not be included in calculating the length of time you have owned the shares subject to the CDSC, and any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)
     To exchange your shares, simply complete an Exchange Authorization Form and send it to The Mentor Funds, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Distributors for a prospectus relating to the Cash Fund. Shares of certain of the Portfolios may not available to residents of all states.
     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of a Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.
DISTRIBUTIONS AND TAXES
     Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios. Any dividends for the other Portfolios are declared and paid as follows: quarterly for the Income and Growth Portfolio; and annually for the Capital Growth, Global,
Growth, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any, at least annually. All dividends and distributions of
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net capital gain will be invested in additional shares of the same class of a
Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.
     Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
     All Portfolio distributions, other than exempt-interest dividends, will be taxable to you as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long you have held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year The Mentor Funds will notify you of the amount and tax status of distributions paid to you by your Portfolio for the preceding year.
     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. You should consult your tax adviser to determine the precise effect of an investment in a Portfolio on your particular tax situation.
     To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of those Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by either Portfolio for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.
     MUNICIPAL INCOME PORTFOLIO. Distributions designated by the Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. If you receive Social Security and railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the
Portfolio may have on the taxation of your benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders. MANAGEMENT
     The Trustees of The Mentor Funds are responsible for generally overseeing the conduct of its business. COMMONWEALTH ADVISORS, INC. acts as investment manager of each of the Portfolios other than the Growth, Short-Duration Income, Global, and Strategy Portfolios. CHARTER ASSET MANAGEMENT, INC. acts as investment manager to the Growth Portfolio; COMMONWEALTH INVESTMENT COUNSEL,
INC. acts as investment manager to the Short-Duration Income Portfolio; MENTOR PERPETUAL ADVISORS, L.L.C. acts as investment manager to the Global Portfolio; WELLESLEY ADVISORS, INC. acts as investment manager to the Strategy Portfolio. Each of the investment advisers, except Mentor Perpetual, is a wholly-owned subsidiary of Mentor Investment Group, Inc. ("Mentor"), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Mentor Perpetual is owned equally by Mentor and Perpetual plc, a diversified financial services holding company. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.
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     Each of the Portfolios pays management fees to its manager at the annual rates described above under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses", except that the Global Portfolio pays fees equal to 1.10%
of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global
Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver of some or all of its investment advisory fees at any time in its sole discretion.
     Commonwealth Advisors was incorporated under the laws of Virginia in 1991 and has assets under management in excess of $300 million. All of its directors and officers serve as directors or officers of other investment advisory firms affiliated with Wheat First Butcher Singer. Commonwealth Advisors has served as investment adviser to each of the Portfolios identified above since their inception; however, prior to April 12, 1995, all investment decisions for each of the Portfolios were made by sub-advisers to those Portfolios. For certain of the Portfolios, Commonwealth Advisors now furnishes a continuous investment program. All of the investment advisory personnel of Commonwealth Advisors have substantial experience in the investment advisory field and provide advisory services to other mutual funds in the Mentor family.
     Charter is a registered investment adviser with total assets under management exceeding $380 million. Charter provides investment management and advisory services to a wide variety of individual and institutional clients. Commonwealth Investment Counsel currently has assets under management in excess of $4 billion, and serves as investment adviser to Cash Resource Trust and
Mentor Institutional Trust, both open-end investment companies, and Mentor
Income Fund, Inc., a closed-end investment company. Mentor Perpetual is a newly organized investment advisory firm owned equally by Perpetual plc and Mentor.
The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Wellesley is a newly organized investment advisory firm with assets under management of approximately $240 million. Each of its directors and officers serves as director and officer of other investment advisory firms affiliated with Wheat First Butcher Singer.
     All investment decisions made for the Portfolios by Commonwealth Advisors, Charter, Commonwealth Investment Counsel, Mentor Perpetual, and Wellesley are made by investment committees at the respective firms, made up of investment professionals at those firms.
THE SUB-ADVISERS
     VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is indirectly controlled by Clayton & Dubilier Associates IV Limited
Partnership, the general partners of which are Joseph L. Rice, III, B. Charles Ames, William A. Barby, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe, and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc., a New York-based private investment firm. As of December 1, 1995, Van Kampen, together with its affiliates, managed or supervised approximately $55.5 billion of assets.
     David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio
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since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $12 billion.
     WELLINGTON MANAGEMENT COMPANY ("Wellington") serves as sub-adviser to the Income and Growth Portfolio. Wellington, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1995, Wellington had discretionary investment management authority with respect to approximately $102.4 billion in assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Commonwealth Advisors pays Wellington a fee at the annual rate expressed as a percentage of the Portfolio's assets as follows: 0.325% on the first $50 million in assets, 0.275% on the next $150 million in assets, 0.225%
on the next $300 million in assets, and 0.200% on assets over $500 million.
     Paul D. Kaplan, Senior Vice President of Wellington, and Arnold C.
Schneider III, Senior Vice President of Wellington, have served as portfolio managers to the Portfolio since its inception in May 1993. Mr. Kaplan manages the fixed-income and U.S. Government securities portion of the Portfolio, and
Mr. Schneider manages the equity securities portion of the Portfolio. Mr. Kaplan has been a portfolio manager with Wellington since 1982 and Mr. Schneider has been a portfolio manager with Wellington since 1987.
     GENERAL. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages its respective Portfolio in accordance with the stated policies of the Portfolio. Each makes investment decisions for a Portfolio and places the purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and The Mentor Funds. The Mentor Funds pays all expenses not assumed by the investment advisers and sub-advisers, or Mentor, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Portfolios' Class B Plans.
     In selecting broker-dealers, the investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of The Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.
     Until April 12, 1995, Scudder, Stevens & Clark served as sub-adviser to the Perpetual Global Portfolio; Phoenix Investment Counsel, Inc. served as sub-adviser to the Mentor Capital Growth Portfolio; and Pacific Investment Management Company served as sub-adviser to the Mentor Quality Income Portfolio (when that Portfolio was known as the Cambridge Government Income Portfolio). OTHER SERVICES
     ADMINISTRATIVE SERVICES. Mentor Investment Group, Inc., located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor provides these services to each of the Portfolios at an annual rate of 0.10% of each Portfolio's average net assets.
     SHAREHOLDER SERVICING PLAN. The Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with The Mentor Funds to provide administrative support services
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to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of a Portfolio. These administrative services may include, but are not limited to, the following functions; providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolios reasonably request.
     In addition to receiving payments under the Service Plan, financial institutions may be compensated by a Portfolio's investment adviser, a sub-adviser, and/or Mentor, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios.
These payments will be made directly by a Portfolio's investment adviser, sub-adviser, and/or Mentor and will not be made from the assets of any of the Portfolios.
GENERAL
     The Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of the Declaration of Trust of The Mentor Funds, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts.
     The Mentor Funds is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of The Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Mentor Funds' shares are currently divided into nine series, eight of which are being offered by this Prospectus. Each series offered by this prospectus issues shares of two classes, Class A and Class B. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. The Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although The Mentor Funds is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.
     In June, 1995, Mentor Growth Fund, Mentor Strategy Fund, and Mentor Short-Duration Income Fund, series of shares of Mentor Series Trust, a Massachusetts business trust, were reorganized as the Mentor Growth Portfolio, Mentor Strategy Portfolio, and Mentor Short-Duration Income Portfolio, respectively.
     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts 02266 serves as custodian for the Global Portfolio. Boston Financial Data Services, Inc. is transfer agent and dividend disbursing agent for the Portfolios. The Trust's independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.
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PERFORMANCE INFORMATION
     Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-, five- and ten-year periods (or for the life of the Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of a Portfolio will differ. Any quotation of investment performance not reflecting a CDSC would be reduced if such sales charges were reflected. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information for more information. Information may be presented in advertisements about a Portfolio describing the background and professional experience of the Portfolio's investment adviser, sub-adviser, or any of their personnel.
     ALL DATA ARE BASED ON A PORTFOLIO'S PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio, the Portfolio's operating expenses, and which class of shares you purchase. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.
     As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.
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                                                                        APPENDIX
MOODY'S INVESTORS SERVICE, INC., LONG-TERM MUNICIPAL DEBT RATINGS
     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     BAA -- Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
STANDARD AND POOR'S LONG-TERM MUNICIPAL DEBT RATINGS
     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
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     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.
     PLUS (+) OR MINUS (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS
     MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.
     MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
STANDARD AND POOR'S MUNICIPAL NOTE RATINGS
     SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.
     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.
FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATINGS
     F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS
     P-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
     P-2 -- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
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THE MENTOR FUNDS
PROSPECTUS
AN OPEN-END MANAGEMENT
INVESTMENT COMPANY
(Bullet) Mentor Growth Portfolio
(Bullet) Mentor Capital Growth Portfolio
(Bullet) Mentor Strategy Portfolio
(Bullet) Mentor Income and Growth Portfolio
(Bullet) Mentor Perpetual Global Portfolio
(Bullet) Mentor Quality Income Portfolio
(Bullet) Mentor Municipal Income Portfolio
(Bullet) Mentor Short-Duration Income Portfolio
January 15, 1996




                      (Mentor Logo)